Exhibit 77i


Item 77(i): Terms of new or amended securities

LORD ABBETT INVESTMENT TRUST AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST
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      An Amendment to the Declaration and Agreement of Trust of Lord Investment
Trust, a Delaware Statutory Trust (the "Trust"), executed on July 26, 2007, with an effective date of August 10, 2007, is hereby incorporated by reference to the Post-Effective Amendment No. 51 to the Trust's Registration Statement filed on September 13, 2007. The Amendment established three new classes of shares for each of the Trust's ten series: Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett High Yield Fund, Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, Lord Abbett Total Return Fund, Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, Lord Abbett Balanced Strategy Fund, Lord Abbett Income Strategy Fund, Lord Abbett World Growth & Income Strategy Fund, and Lord Abbett Diversified Equity Strategy Fund; such new classes to be designated Class F, Class R2 and Class R3 shares of each series.

Item 77(i): Terms of new or amended securities

LORD ABBETT INVESTMENT TRUST AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST
----------------------------------------------------------------------------


      An Amendment to the Declaration and Agreement of Trust of Lord Investment Trust, a Delaware Statutory Trust (the "Trust"), executed on July 26, 2007, with an effective date of September 14, 2007, is hereby incorporated by reference to the Post-Effective Amendment No. 51 to the Trust's Registration Statement filed on September 13, 2007. The Amendment changed the name of the existing Lord Abbett Income Strategy Fund of the Trust to the "Lord Abbett Income & Growth Strategy Fund" and changed the name of the existing Lord Abbett World Growth & Income Strategy Fund of the Trust to the "Lord Abbett Growth & Income Strategy Fund."

Item 77(i): Terms of new or amended securities

LORD ABBETT INVESTMENT TRUST AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST
----------------------------------------------------------------------------


      An Amendment to the Declaration and Agreement of Trust of Lord Investment Trust, a Delaware Statutory Trust (the "Trust"), executed on July 26, 2007, with an effective date of September 14, 2007, is hereby incorporated by reference to the Post-Effective Amendment No. 51 to the Trust's Registration Statement filed on September 13, 2007. The Amendment changed the name of the existing Lord Abbett Income Strategy Fund of the Trust to the "Lord Abbett Diversified Income Strategy Fund." This instrument superseded the portion of an amendment to the Declaration executed on July 26, 2007, with an effective date of September 14, 2007, by which the Trustees of the Trust changed the name of the existing Lord Abbett Income Strategy Fund to the "Lord Abbett Income & Growth Strategy Fund."

Item 77(i): Terms of new or amended securities

LORD ABBETT INVESTMENT TRUST AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST
----------------------------------------------------------------------------


      An Amendment to the Declaration and Agreement of Trust of Lord Investment Trust, a Delaware Statutory Trust (the "Trust"), executed on July 26, 2007, with an effective date of September 28, 2007, is hereby incorporated by reference to the Post-Effective Amendment No. 51 to the Trust's Registration Statement filed on September 13, 2007. The Amendment redesignated Class Y shares as Class I shares for each of the Trust's ten series.

Item 77(i): Terms of new or amended securities

LORD ABBETT INVESTMENT TRUST AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST
----------------------------------------------------------------------------


      An Amendment to the Declaration and Agreement of Trust of Lord Investment Trust, a Delaware Statutory Trust (the "Trust"), executed on September 11, 2007, is hereby incorporated by reference to the Post-Effective Amendment No. 52 to the Trust's Registration Statement filed on September 27, 2007. The Amendment established a new series of shares to the Trust designated the "Lord Abbett Floating Rate Fund", and established the following classes of the Lord Abbett Floating Rate Fund: Class A, Class B, Class C, Class F, Class R2, Class R3 and Class I.